UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

September 3, 2008

AB&T FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-53249	84-1653729
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

292 West Main Avenue, Gastonia, North Carolina 28054

(Address of Principal Executive Offices)                                     (Zip Code)

(704) 867-5828

(Registrant’s Telephone Number Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     In connection with the reorganization of Alliance Bank & Trust into the holding company form of organization, AB&T Financial Corporation (the “Registrant”) has received a new trading symbol from the OTC Bulletin Board. Effective September 3, 2008, the Registrant’s common stock began trading on the OTC Bulletin Board under the symbol “ABTO.” Prior to this date, the Registrant’s common stock, and that of Alliance Bank & Trust, was traded on the OTC Bulletin Board under the symbol “ABTN.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB&T Financial Corporation

                                                                                                                            (Registrant)

Date      September 10, 2008                                                                           /s/ Daniel C. Ayscue

                                                                                                                          Daniel C. Ayscue
                                                                                                                          Interim President and Chief Executive Officer